[SHIP]
                            [THE VANGUARD GROUP LOGO]


                       VANGUARD(R) VARIABLE INSURANCE FUND
                              REIT INDEX PORTFOLIO
                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 28, 2002

Effective as of the close of business on July 19, 2002, the Morgan Stanley REIT Index includes the stocks of seven publicly traded health care REITs. This type of REIT, which now constitutes approximately 4.9% of the total market capitalization of the Index, had previously been excluded.













(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS64 072002